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                                                                    Exhibit 23.2


                           INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Fingerhut Companies, Inc.

We consent to the use of our report dated January 21, 1998 incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the prospectus.



                                        KPMG PEAT MARWICK LLP

Minneapolis, Minnesota
November 23, 1998





M1:439929.01